UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 20, 2004

                                   Arbor, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

               0-30516                            88-0448920
      (Commission File Number)        (IRS Employer Identification Number)

                         2642 Collins Avenue, Suite 305,
                              Miami Beach, FL 33140
                           --------------------------
                    (Address of principal executive offices)

                                 (305) 534-1684
                                 ---------------
              (Registrant's telephone number, including area code)

                           --------------------------
          (Former Name or Former Address if changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF THE REGISTRANT

     On February 5, 2004, Arbor, Inc., a corporation organized under the laws of the State of Nevada ("Arbor"); a certain principal Arbor shareholder (the "Principal Arbor Shareholder"); China Laizhou Bay Mining International Corporation, a corporation organized under the laws of the British Virgin Islands ("Laizhou"); and each of the shareholders of Laizhou, (the "Laizhou Shareholders") entered into a Stock Exchange Agreement and Plan of Reorganization (the "Agreement"), a copy of which is attached hereto as Exhibit
2.1  and  incorporated  herein  by  reference.

     Consideration
     -------------

     Pursuant to the Agreement, Arbor received from the Laizhou Shareholders all of the issued and outstanding common stock of Laizhou in exchange for Eight Million Five Hundred Thousand (8,500,000) shares of restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of Arbor (the "Arbor Shares). Five Million (5,000,000) of the Arbor Shares were issued by Arbor to the Laizhou Shareholders. The remaining Three Million Five Hundred Thousand (3,500,000) Arbor Shares were transferred by the Principal Arbor Shareholder to the Laizhou Shareholders.

     The Arbor Shares were issued in reliance upon the "safe harbor" provided by Regulation S promulgated under the Securities Act of 1933, as amended (the "Act") for offers and sales of securities occurring outside the United States ("Regulation S"). The Agreement also provided that the Arbor Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of the Agreement and Regulation S.

     Arbor's board of directors considered various factors in approving the Agreement, including: (i) Arbor's current lack of operations; (ii) the available technical, financial and managerial resources possessed by Laizhou; (iii) prospects for the future; (iv) the quality and experience of management services available and the depth of Laizhou management; (v) Laizhou's potential for growth or expansion in China; (vi) Laizhou's profit potential; and (vii) anticipated increase in stockholder value as a result of the Agreement.

     Arbor's board of directors considered various factors, but primarily that management has not been able to expand Arbor's operations beyond owning part of an entity with a small real estate project in Brazil. In considering the Agreement with Laizhou, Arbor's board of directors considered Laizhou's profitable operations and the market potential in China. Given those circumstances, Arbor's board decided that the best course of action for Arbor and its stockholders was to enter into and conclude the proposed Agreement with Laizhou, after which Arbor's management would resign. In agreeing to the Agreement, Arbor's board hoped that by relinquishing control to

Laizhou's management and adopting Laizhou's assets and operations, such a move would eventually add value to Arbor and the interests of its stockholders. Arbor's board of directors did not request a fairness opinion in connection with the Agreement.

     Arbor and Laizhou did not have any preexisting relationship prior to the Agreement. Prior to the Agreement, none of Arbor's stockholders held shares of Laizhou nor did any of the stockholders of Laizhou hold shares of Arbor.

     New  Officers  and  Directors
     -----------------------------

     Pursuant to the Agreement, Mr. Costas Takkas resigned as the President and Chief Executive Officer of Arbor and Mr. Stephen Spoonamore resigned as the Secretary for Arbor. The board of directors of Arbor appointed Mr. Dong Chen as President and Ms. Juan Chen as Chief Financial Officer and Secretary. Following the Closing Date of the Agreement and subject to compliance with Rule 14f-1 of the Securities Exchange Act of 1934, as amended, the board of directors shall be expanded to add three additional members, to bring the total of directors to five.

     Beneficial  Ownership
     ---------------------

     Pursuant to the Agreement and on the Closing Date, as consideration for the exchange of the Laizhou Shares, Arbor issued Five Million (5,000,000) shares of restricted common capital stock, par value $0.001 per share, to the Laizhou Shareholders. In addition, the Principal Arbor Shareholder transferred Three Million Five Hundred Thousand (3,500,000) shares of restricted common capital stock, par value $0.001 per share, to the Laizhou Shareholders. The total of Eight Million Five Hundred Thousand shares of restricted common capital stock, par value $0.001 per share that was delivered to the Laizhou Shareholders represented approximately 60.7% of the issued and outstanding common capital stock of Arbor following the time of the issuance. There are currently Thirteen Million Nine Hundred Ninety-Eight Thousand (13,998,000) issued and outstanding shares of common stock of the reorganized Arbor.

     Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named below has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by him or her.

     The following table sets forth the beneficial ownership of persons who owned more than five percent of Arbor's common capital stock prior to the Closing of the reorganization and the share holdings of the executive officers and directors prior to the Closing, based on Eight Million Nine Hundred Ninety-eight Thousand (8,998,000) shares outstanding as of February 3, 2004.

         Name                Positions Held      Shares Owned   Percentage
         ----                --------------      ------------   ----------
Costas Takkas            President, Chief           3,950,000         43.9%
                         Executive Officer and
                         Director
Stephen Spoonamore       Secretary and Director        38,000           **
Maria C. Maz             Treasurer                     54,500           **
Michael Miller           Vice-President of          15,000 (1)          **
                         Investor Relations

(1) Mr. Miller is the beneficial owner of 15,000 shares of the Company's common stock since he owns 50% of Candide Ivestments Ltd. which owns 30,000 shares of the Company's common stock.

**   Indicates  less  than  1%

     The following table sets forth the beneficial ownership of persons who owned more than five percent of Arbor's common capital stock following the Closing of the reorganization and the share holdings of the new executive officers and current directors, based on Thirteen Million Nine Hundred Ninety-Eight Thousand (13,998,000) shares outstanding as of February 6, 2004 after the issuance of Five Million (5,000,000) shares in the reorganization.

       Name               Positions Held       Shares Owned   Percentage
       ----               --------------       ------------   ----------
Dong Chen             President                     698,396         4.99%
Juan Chen             Chief Financial Officer       667,268         4.67%
                      and Secretary
Costas Takkas         Director                   525,000 (1)        3.75%
Stephen Spoonamore    Director                   113,000 (2)          **
Maria C. Maz          Treasurer                      54,500           **
Michael Miller        Vice-President of           80,000 (3)          **
                      Investor Relations

(1) Shares beneficially owned by Mr. Takkas include options to purchase up to 75,000 shares of the Company's common stock that may be exercised in whole or in part within 60 days of February 6, 2004.
(2) Shares beneficially owned by Mr. Spoonamore include options to purchase up to 75,000 shares of the Company's common stock that may be exercised in whole or in part within 60 days of February 6, 2004.
(3) Shares beneficially owned by Mr. Miller include options to purchase up to 75,000 shares of the Company's common stock that may be exercised in whole or in part within 60 days of February 6, 2004. Mr. Miller is the beneficial owner of 15,000 shares of the Company's common stock since he owns 50% of Candide Ivestments Ltd. which owns 30,000 shares of the Company's common stock. ** Indicates less than 1%

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Brief Description  of  Arbor
     ----------------------------

     Arbor was incorporated in the State of Nevada as E Investments, Inc., on February 25, 1999. Arbor subsequently changed its name to Arbor, Inc. on December 16, 1999.

     Arbor's original business plan was to be engaged in the business of manufacturing, selling and distributing fence posts to be used by government parks, highway departments, ranchers and farmers throughout North America. Ultimately, Arbor was forced to abandon its original business and look at other business options for a source of revenue. Arbor appointed a new director, Mr. Costas Takkas, who could help with the direction of Arbor's business.

     Recent  Sales  of  Unregistered  Securities

     In October and November 2003, Arbor received five hundred thousand dollars ($500,000) (two hundred fifty thousand dollars [$250,000] from one of its Directors) through a private placement of 600,000 shares of Arbor's restricted common stock to fund a real estate development project between Construcoes e Comercio, Inc. ("CPL") and Arbor in Brazil. To this end a Brazilian corporation was formed to carry on the venture, namely CPL Arbor do Brasil Construtora Limitada ("CPL Arbor"), which is owned in equal parts by CPL and Arbor. Four hundred twenty-five thousand dollars ($425,000) of the funds raised have been loaned to CPL Arbor. The loan is due on October 31, 2004 and payable in full with interest.

     In December 2003, Arbor completed an additional private placement of 550,000 shares of restricted common stock priced at $1.00 per share, to fund an initial advance to Laizhou Jia Sheng Stone Company and to pay for professional fees related to the project. There are no finders' fees payable for either private placement.

     Until the Closing Date of the Stock Exchange Agreement and Plan of Reorganization (the "Agreement"), Arbor had only nominal assets and liabilities. Arbor focused on actively seeking out undervalued development companies and providing financial resources and leadership to ensure their success. As a result of the Agreement, Arbor will continue the business operations of Laizhou. As a result of the acquisition of Laizhou, Arbor will no longer pursue the Brazil Project and has plans to sell its interest in CPL Arbor.

     Brief  Description of Laizhou
     -----------------------------

     Laizhou was incorporated on January 6, 2004 in the territory of the British Virgin Islands. On January 6, 2004, Laizhou acquired 100% of Laizhou Jia Sheng Stone

Company ("Laizhou China"), a limited liability company organized under the laws of the People's Republic of China (the "PRC"). Laizhou China was organized on
January 9, 2003 when it acquired a business license issued by the Laizhou Administration for Industry and Commerce.

     Laizhou China is located in the Shandong Province of the PRC. Laizhou China owns and operates two (2) granite quarries from which it mines granite to be resold and used in construction. The Shandong Province is the largest granite producing region in Asia. The mines are located on two parcels of land owned by Laizhou China of approximately 0.27 square kilometers containing granite reserves in approximately 200 marketable varieties. A full geological profile is underway.

     Laizhou China has two stone processing factories of 20,000 square meters and 18,000 square meters, respectively. The larger of the two processing factories is located in the Laizhou City Economic Development Zone providing a nearly tax-free facility for products developed for export. Laizhou China purchased all of the land-use rights, buildings and stone product processing equipment for the first quarry located in West Jiangjia Village of Laizhou City on February 15, 2003. Laizhou China purchased mining equipment used at the second quarry located in Zuocun Town Laizhou City on July 7, 2003. Pursuant to the Agreement, Arbor will assume and continue the existing operations of Laizhou China. Laizhou China has fixed assets and mining equipment presently valued at 42 Million Yuan. (approximately US$4,800,000).

     In the last year of operation Laizhou China has processed approximately 80,000 square meters of granite slab and cladding (thinner pieces of granite often used for tile) and filled approximately 3000 orders for custom carved features processing approximately 13,000 tons of granite. Laizhou China's 2003 gross revenue was 28 Million Yuan (approximately US$3,100,000).

Shangjiashan  Granite  No.  1  Quarry

     The Shangjiashan Granite No. 1 Quarry is an open-case mine located in Zuocun Town Laizhou City. It occupies approximately fifteen (15) hectares of land. Its production scale is approximately 8,000 cubic meters or 22,200 tons per year. It produces granite cladding for construction.

     Pursuant to the Shandong Province Contract for Selling Mining Rights between Laizhou China and the Laizhou Administration of State Land and Resources (the "ASLR") and PRC Mining Rights License issued by the ASLR, China Laizhou owns the mining rights of Shangjiashan Granite No. 1 Quarry from November 2003 to November 2008 with options to extend through 2048. Established granite reserves may allow production of up to 12,000 cubic meters per year for a twenty
(20)  year  period.

Laizhou Zuocun Town West Jiangjia Village Granite Quarry Group 14

     Laizhou Zuocun Town West Jiangjia Village Granite Quarry Group 14 ("Group 14") is an open-pit mine located in West Jiangjia Village Laizhou City. Group 14 occupies approximately twelve (12) hectares of land. Its production scale is approximately 14,000 cubic meters per year. It produces granite blocks for slabs, tiles, carved architectural details and statutes.

     The ASLR issued the PRC Mining Rights License for Group 14 on August 29, 1998 to West Jiangjia Village (a legal collective organization). The mine is in full operation at this time and permits and extensions are being issued pending completion of complete geologic surveys anticipated to be conducted in February 2004, and the formal reserve survey of the site is not yet complete.

     Laizhou China has additional heavy equipment, mining drills, vehicles, tools and 11 buildings for processing, selling and managing the operations.

     During the first quarter of 2004, Laizhou China plans to complete both a site survey and a development plan to determine what modern extraction equipment is needed at Laizhou China's two mines. This is intended to increase the rate of extraction of blocks for the manufacture of slabs, tiles and sheets for cladding and improve both the regularity of the stone and the sizes Laizhou China is able to produce and distribute. Nearly all of the cladding in very large sheets is presently imported to China from overseas processing plants with such equipment. If Laizhou China is successful, it could be the only local provider capable of this work.

     Laizhou China is currently negotiating the purchase and lease of two (2) additional mines, both of which are in the Laizhou area and will require new extraction equipment.

     The customers of Laizhou China for the past year are based in the following sectors: (i) Government Projects: 25%; (ii) Commercial Pavers: 25% (iii) Commercial Cladding: 25%; and (iv) other projects: 25%. The products of Laizhou China were sold in the following markets: (i) the local Chinese region (Beijing) 40%: (ii) Shainghai/Hong Kong 10%; (iii) exports to Japan 20%; and (iv) exports to Korea 30%.

     Executive  Officers
     -------------------

     The information set forth above under "Item 1 - Changes in Control of Registrant" is incorporated herein by reference.

     Description  of  Consideration
     ------------------------------

     The information set forth above under "Item 1 - Changes in Control of Registrant" is incorporated herein by reference.

     Principles  Followed  in  Determining  Consideration
     ----------------------------------------------------

     The consideration for the reorganization was determined through arms length negotiations between the management of Arbor and Laizhou. The criteria followed in determining the consideration includes the relative value of the assets of Laizhou, Laizhou's present and past business operations, the future potential of Laizhou, Laizhou's management, and the potential benefit to the shareholders of Arbor.

     Certain  Relationships  and  Related  Transactions
     --------------------------------------------------

     None.

ITEM  5.  OTHER  EVENTS

     Prior to the Agreement, Arbor adopted the 2004 stock option plan (the "Plan"). The purpose of the Plan is to (i) encourage selected officers and key employees to accept or continue employment with Arbor or its Affiliates; and
(ii) increase the interest of selected officers, directors, key employees and consultants in Arbor's welfare through participation in the growth in value of the common stock of Arbor. In accordance with Nevada law, Arbor's Board of Directors as well as shareholders controlling approximately 52% of the issued and outstanding common stock of Arbor prior to the execution of the Agreement approved the Plan. The Plan is attached hereto as Exhibit 10.1.

     Pursuant to the Agreement, Arbor changed its name to reflect its acquisition of the Laizhou business and its intent to continue the operations of Laizhou. In accordance with Nevada law, the Company filed Amended and Restated
Articles  of  Incorporation,  changing  the  name  of  Arbor  to  China  Granite
Corporation. In addition, Arbor adopted Amended and Restated Bylaws. In accordance with Nevada law, the board of directors as well as shareholders controlling approximately 52% of the issued and outstanding common stock of Arbor prior to the execution of the Agreement approved both of these actions. The Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws are attached to this Report as Exhibits 3.1 and 3.2, respectively.
                                             ------------     ---

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial  Statements  of  Business  Acquired.
          ---------------------------------------------

     Audited Financial Statements for the Year ended December 31, 2001, 2002 and un-audited Quarterly financial statement ended September 30, 2003 of Laizhou China.

     (b)  Pro Forma Financial Information.
          -------------------------------

     Pro Forma financial information relating to the terms of the reorganization will be filed by amendment within sixty (60) days of the date this Report was required to be filed.

     (c)  Exhibits.
          --------

     The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

----------------------------------------------------------------------------
EXHIBIT NO.  DESCRIPTION
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   2.1 Stock Exchange Agreement and Plan of Reorganization, dated as of February 5, 2004, by and among Arbor, the Principal Arbor Shareholder, Laizhou and the Laizhou Shareholders
----------------------------------------------------------------------------
   3.1         Amended and Restated Articles of Incorporation of Arbor, Inc.
               dated as of February 19, 2004
----------------------------------------------------------------------------
   3.2         Amended and Restated Bylaws of Arbor
----------------------------------------------------------------------------
  10.1         2004 Stock Option Plan
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  99.1         Press Release dated February 5, 2004.
----------------------------------------------------------------------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  February 20, 2004                       ARBOR,  INC.,
                                               a Nevada corporation


                                               By:        /s/ Dong Chen
                                                       ----------------------
                                               Title:     President & CEO
                                                       ----------------------

                         Audited Financial Statements
                         Laizhou Jia Sheng Stone Company Limited
                         Period from January 9, 2003 (date of incorporation)
                           to October 31, 2003

                                                   34th Floor, The Lee Gardens
REPORT OF INDEPENDENT ACCOUNTANTS                  33 Hysan Avenue
                                                   Causeway Bay, Hong Kong


                                                   Tel: (852) 2909 5555
To the Stockholders and the Board of Directors of  Fax: (852)28100032

LAIZHOU JIA SHENG STONE COMPANY LIMITED            Email: info@mr-mazars.com.hk
                                                   Website: www.mr-mazars.com.hk


We have audited the accompanying balance sheet of Laizhou Jia Sheng Stone Company Limited (the "Company") as of October 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the period from January 9, 2003 (date of incorporation) to October 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of October 31, 2003 and the results of its operations and its cash flows for the period from January 9, 2003 (date of incorporation) to October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/  Moores  Rowland  Mazars
MOORES  ROWLAND  MAZARS
Chartered  Accountants
Certified Public Accountants,
Hong Kong, December 23, 2003

A member of
Moores Rowland International
an association of independent                            A member firm of Mazars
accounting firms throughout
the world

LAIZHOU JIA SHENG STONE COMPANY LIMITED

Balance  Sheet
--------------------------------------------------------------------------------------


                                                               AS OF OCTOBER 31, 2003
                                                              ------------------------
ASSETS                                                                Rmb          US$
CURRENT ASSETS
Cash and cash equivalents                                         214,224       25,872
Accounts receivable                                             5,495,982      663,766
Inventories (Note 3)                                            1,131,650      136,672
Deposits, prepayments and other receivables                        13,900        1,679
                                                              -----------  -----------

TOTAL CURRENT ASSETS                                            6,855,756      827,989
                                                              -----------  -----------

Plant and equipment, net (Note 4)                              22,260,818    2,688,505
Mineral interests, net (Note 5)                                12,541,660    1,514,693
                                                              -----------  -----------
Total assets                                                   41,658,234    5,031,187
                                                              ===========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accruals and other payables (Note 6)                            3,711,435      448,241
Business and resource tax and government surcharges payable     1,648,425      199,085
Due to a shareholder (Note 11)                                  3,500,000      422,705
Income tax payable                                              3,197,070      386,120
                                                              -----------  -----------

TOTAL CURRENT LIABILITIES                                      12,056,930    1,456,151
                                                              -----------  -----------

COMMITMENTS AND CONTINGENCIES (Note 9)

STOCKHOLDERS' EQUITY
Registered capital                                              5,000,000      603,865
Additional paid-in capital                                     18,110,284    2,187,232
Retained earnings                                               6,491,020      783,939
                                                              -----------  -----------

TOTAL STOCKHOLDERS' EQUITY                                     29,601,304    3,575,036
                                                              -----------  -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     41,658,234    5,031,187
                                                              ===========  ===========

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

Statement  of  Operations
-------------------------------------------------------------------------------


                                                  PERIOD FROM JANUARY 9, 2003
                                                     (DATE OFINCORPORATION)
                                                      TO OCTOBER 31 , 2003
                                               --------------------------------
                                                          Rmb               US$

Net sales                                         23,327,534         2,817,335
Cost of sales                                    (12,935,710)       (1,562,284)
                                               --------------  ----------------

Gross profit                                      10,391,824         1,255,051

Selling, general and administrative expenses        (707,465)          (85,443)
                                               --------------  ----------------

OPERATING INCOME                                   9,684,359         1,169,608

Other income:
Interest income                                        3,731               451
                                               --------------  ----------------

INCOME BEFORE INCOME TAXES                         9,688,090         1,170,059

Provision for income taxes (Note 7)               (3,197,070)         (386,120)
                                               --------------  ----------------

NET INCOME                                         6,491,020           783,939
                                               ==============  ================

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

Statement  of  Stockholders'  Equity
----------------------------------------------------------------------------------------------------


                                                        ADDITIONAL
                                            REGISTERED     PAID-IN    RETAINED
                                               CAPITAL     CAPITAL    EARNINGS      TOTAL      TOTAL
                                                   Rmb         Rmb         Rmb        Rmb        US$

Proceeds on issuance of registered capital   5,000,000  18,110,284          -  23,110,284  2,791,097

Net income                                           -           -  6,491,020   6,491,020    783,939
                                            ----------  ----------  ---------  ----------  ---------

Balance as of October 31, 2003               5,000,000  18,110,284  6,491,020  29,601,304  3,575,036
                                            ==========  ==========  =========  ==========  =========


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

Statement  of  Cash  Flows
-----------------------------------------------------------------------------------------------------


                                                                        PERIOD FROM JANUARY 9, 2003
                                                                            (DATE OF INCORPORATION)
                                                                             TO OCTOBER 31, 2003
                                                                       ------------------------------
                                                                                Rmb               US$

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                               6,491,020           783,939
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of plant and equipment                                        706,044            85,271
Amortization of mineral interests                                          458,340            55,355
Changes in operating assets and liabilities:
  Accounts receivable                                                   (5,495,982)         (663,766)
  Deposits, prepayments and other receivables                              (13,900)           (1,679)
  Inventories                                                            1,494,550           180,501
  Accruals and other payables                                            3,711,435           448,241
  Business and resource tax and government surcharge payable             1,648,425           199,085
  Income taxes payable                                                   3,197,070           386,120
                                                                       ------------  ----------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                               12,197,002         1,473,067
                                                                       ------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of plant and equipment                                     (13,482,778)       (1,628,355)
Acquisition of mineral interests                                        (7,000,000)         (845,410)
                                                                       ------------  ----------------

NET CASH USED IN INVESTING ACTIVITIES                                  (20,482,778)       (2,473,765)
                                                                       ------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of registered capital                         5,000,000           603,865
Due to a shareholder                                                     3,500,000           422,705
                                                                       ------------  ----------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                8,500,000         1,026,570
                                                                       ------------  ----------------

Net increase in cash and cash equivalents                                  214,224            25,872
                                                                       ------------  ----------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                   214,224            25,872
                                                                       ============  ================

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Acquisition of plant and equipment funded by shareholders                9,484,084         1,145,421
Acquisition of inventories funded by shareholders                        2,626,200           317,173
Acquisition of mineral interest funded by shareholders                   6,000,000           724,638
                                                                       ============  ================

The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION  AND  PRINCIPAL  ACTIVITIES

     Laizhou Jia Sheng Stone Company Limited ("The Company") was incorporated in the People's Republic of China ("PRC") on January 9, 2003. The Company is engaged in granite mining and processing of granite. Most of raw granites mined are sold without any further processing. The Company also acquires other kinds of raw granite other than those of own mining for further processing into slabs for sale.

     The Company has acquired mineral interests of granite reserves in two locations in Laizhou city of Shandong province in the PRC. The mining right periods under these two mineral interests are 20 and 30 years respectively.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS  OF  ACCOUNTING
     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The financial statements are presented in Renminbi ("Rrnb") which is the Company's functional currency as the Company's operations are located in the PRC.

     CASH  AND  CASH  EQUIVALENTS
     The Company considers all cash and highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

     PLANT  AND  EQUIPMENT  AND  DEPRECIATION
     Plant and equipment are stated at cost. Significant renewals and additions are capitalized at cost. Maintenance and repairs, and minor renewals and betterments are charged to operations as incurred.

     Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and are amortized. Major development costs incurred after the commencement of production are capitalized and amortized. Ongoing development expenditures to maintain production are charged to operations as incurred. No exploration and development costs have been capitalized for the period.

     The existing terms of the mineral rights (mining right periods) are not sufficient to recover all identified and valued proven and probable reserves and/or undeveloped mineral interests in respect of the two mineral rights currently owned by the Company. Therefore the Company depreciates and amortizes its mining-related plant and equipment and mining development costs on a straight-line basis over the estimated useful life of these plant and equipment.

     Depreciation is calculated to write off the cost of plant and equipment over their estimated useful lives from the date on which they become fully operational and after taking into account their estimated residual values, using the straight line method, at the following annual rates:

          Leasehold land                 Over the unexpired term of lease
          Buildings                      10 - 20 years
          Motor vehicles                 2 - 10 years
          Furniture and equipment        1 - 20 years


--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     ACCOUNTS  RECEIVABLE
     Accounts receivable are stated at the amount billed to customers. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Accounts past due more than 120 days are considered delinquent. Delinquent receivables ate written off based on individual credit evaluation and specific circumstances of the customer,

     INVENTORIES
     Inventories are valued at the lower of cost or market using weighted average cost method of accounting.

     Raw materials represent purchased raw granite for use in further processing into granite slabs. Work-in-progress represent materials that are currently in the process of being converted to granite slabs. Finished goods represent granite blocks (raw granite) held for sale from mining and processed granite slabs.

     MINERAL  INTERESTS
     Mineral interests represent acquired mineral rights for parcels of land not owned by the Company. These mineral interests are currently in the production stage which contain proven and probable reserves. Mineral interests are amortized using the straight-line method over the terms of mineral rights which are 20 and 30 years for the Company's two mineral interests. Straight-line method of amortization is used because the existing terms of the mineral rights (mining right periods) are not sufficient to recover all identified and valued proven and probable reserves.

     The Company was issued a mining right certificate in respect of one of its two mineral interests from the relevant governmental authority. The initial application and registration fee of applying a mining right certificate from relevant governmental authority amounted to Rmb25 0,000 (US$30,193). The mining right certificate is to be renewed every five years. The management of the Company considers the renewal fee would be minimal and the chance of renewals not being granted by the relevant governmental authority is remote. The Company further received a confirmation from the governmental authority confirming that the mining right certificate can be renewed every five years. In respect of remaining mineral interest, the Company has submitted an application for a mining right certificate for which a confirmation of application-in-progress was received from the relevant governmental authority. The management expects the official mining right certificate will be issued by February 2004.

     The Company has received written confirmation from the relevant governmental authority that the Company has valid mining rights in its two mineral interests since the commencement of mining business throughout the terms of respective mineral interests, despite the fact that official mining right certificates have not been issued at the time of commencement of mining business.


--------------------------------------------------------------------------------
                                  Page 7 of 17

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     DEFERRED  STRIPPING  COSTS
     In general, mining costs are charged to operations as incurred. The costs of removing overburden and other waste materials and road construction to access mineral deposits at open pit mines are capitalized and amortized. These costs of removing waste materials and road construction are referred to as stripping costs.

     During the period, the Company expensed all the stripping costs in the statement of operations because it has not been established that these costs can benefit the exploration and production of minerals in subsequent periods. Such costs amounted to Rmb8,000,000 (US$966,184).

     RECLAMATION  AND  REMEDIATION  COSTS
     Estimated future reclamation and abandonment costs are based principally on legal and regulatory requirements and are accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". At the balance sheet date, such costs have not been provided because the costs involved are insignificant under the current legal and regulatory requirements in the PRC.

     IMPAIRMENT  OF  LONG-LIVED  ASSETS
     Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", An asset is considered impaired if its carrying amount exceeds the future net cash flow the asset is expected to generate. If such assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair market value. The recoverability of long-lived assets is assessed by determining whether the unamortized balances can be recovered through undiscounted future net cash flows of the related assets. The amount of impairment, if any, is measured based on projected discounted future net cash flows using a discount rate reflecting the Company's average cost of capital.

     NET  SALES
     The Company recognizes revenue when there is persuasive evidence of an agreement with customers, with a fixed fee that is collectible and when delivery has occurred.

     COST  OF  SALES
     Costs classified as cost of sales relate to the mining of minerals and producing of granite slabs and include such items as material cost, depreciation of fixed assets, amortization of mineral interests, direct labor costs and other production costs.


--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES  TO  AND  FORMING  PART  OF  THE  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     INCOME  TAXES
     Income taxes are provided under the provisions of SFAS No. 109, which requires recognition of the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carry forwards under the liability method. Deferred tax assets and liabilities are measured using expected tax rates in effect for the period in which those temporary differences are expected to be recovered or settled.

     COMPREHENSIVE  INCOME
     The Company has adopted SFAS No. 130 "Reporting Comprehensive Income", which requires the disclosure of comprehensive income, which includes net income (loss), unrealized gains and losses on marketable securities classified as available-for-sale and foreign currency translation adjustments. Comprehensive income for the period only consisted of net income for the period.

     FOREIGN  CURRENCY  TRANSLATION
     The Company considers Renminbi as its functional currency as the Company's business activities are based in Renminbi.

     Transactions in currencies other than functional currencies during the period are translated into the respective functional currencies at the applicable rates of exchange prevailing at the time of the transactions. Monetary assets and liabilities denominated in currencies other than functional currencies are translated into respective functional currencies at the applicable rates of exchange in effect at the balance sheet date. Exchange gains and losses are recorded in the statement of operations.

     Translation of amounts from Renminbi into United States dollars ("US$") is for the convenience of readers and has been made at the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York on October 31, 2003 of US$1.00 = Rmb8.28. No representation is made that the Renminbi amounts could have been, or could be, converted into United States dollars at that rate or at any other rate.

     USE  OF  ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include provisions for doubtful accounts, sales returns and allowances, long-lived assets and deferred income taxes. Actual results could differ from those estimates.


--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS
     The estimated fair values for financial instruments under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of the Company's financial instruments, which includes cash, accounts receivable and other payables, approximates their carrying values in the financial statements.

     RECENT  ACCOUNTING  PRONOUNCEMENTS
     In January 2003, the FASB issued Interpretation No. 46 ("FIN 46") "Consolidation of Variable Interest Entities". Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests, FIN 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or is entitled to receive a majority of the entity's residual returns. The Company does not expect the adoption of FIN 46 will have a material impact on the Company's results of operations or financial position.

     In November 2002, the Emerging Issues Task Force reached a consensus on Issue No. 00-21 ("EITF 00-21"), "Revenue Arrangements with Multiple Deliverables". EITF 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The Company does not expect the adoption of EITF 00-21 will have a material impact on its financial position or results of operations.

     In April 2003, the FASB issued SFAS 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". This statement amends and clarifies financial accounting and reporting for derivative instruments, including derivative instruments embedded in other contracts and for hedging activities under SFAS No, 133. The Company does not expect the adoption of SFAS 149 will have a material impact on the Company's results of operations or financial position.

     In May 2003, the FASB issued SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", SFAS No. 150 establishes standards for how certain financial instruments with characteristics of both liabilities and equity shall be classified and measured. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The
     Company does not expect the adoption of SFAS 150 will have a material impact on the Company's result of operations or financial position.


--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   INVENTORIES

     Inventories  consisted  of:

                                                         AS OF OCTOBER 31, 2003
                                                        ------------------------
                                                                Rmb          US$

     Raw materials                                          645,565       77,966
     Work-in-progress                                       179,991       21,738
     Finished goods                                         306,094       36,968
                                                        -----------  -----------

                                                          1,131,650      136,672
                                                        ===========  ===========

4.   PLANT  AND  EQUIPMENT,  NET

     Plant  and  equipment  consisted  of:

                                                        AS OF OCTOBER 31, 2003
                                                      --------------------------
                                                               Rmb           US$

     Leasehold land                                     4,718,108       569,820
     Buildings                                          5,864,854       708,316
     Furniture and equipment                            7,259,780       876,785
     Motor vehicles                                       198,540        23,978
     Construction-in-progress                           4,925,580       594,877
                                                      ------------  ------------

     Cost                                              22,966,862     2,773,776
     Less: Accumulated depreciation                      (706,044)      (85,271)
                                                      ------------  ------------

     Plant and equipment, net                          22,260,818     2,688,505
                                                      ============  ============

     Depreciation expense amounted to Rmb706,044 (US$85,271) for the period ended October 31, 2003.


5.   MINERAL  INTERESTS,  NET

     Mineral  interests  represented:

                                                        AS OF OCTOBER 31, 2003
                                                      --------------------------
                                                               Rmb           US$

     Gross carrying amount                             13,000,000     1,570,048
     Accumulated amortization                            (458,340)      (55,355)
                                                      ------------  ------------

     Net book value                                    12,541,660     1,514,693
                                                      ============  ============

     All the mineral interests are in production stage and amortization expense for the period amounted to Rmb458,340 (US$55,355).


--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   ACCRUALS  AND  OTHER  PAYABLES

     Accruals  and  other  payables  consisted  of:

                                                         AS OF OCTOBER 31, 2003
                                                        ------------------------
                                                                Rmb          US$

     Wages and bonus                                        459,050       55,441
     Stripping costs payable                              2,950,000      356,280
     Others                                                 302,385       36,520
                                                        -----------  -----------

                                                          3,711,435      448,241
                                                        ===========  ===========


7.   INCOME  TAXES

     The  Company  is  subject  to  the  PRC  income  tax  at  a  rate  of  33%.

     The reconciliation of the PRC income tax rate to the effective income tax rate based on income before income taxes is as follows:

                                                                     PERIOD FROM
                                                                 JANUARY 9, 2003
                                                                        (DATE OF
                                                               INCORPORATION) TO
                                                                OCTOBER 31, 2003
                                                                               %
     PRC income tax rate                                                      33
                                                              ------------------

     Effective income tax rate                                                33
                                                              ==================

     Deferred tax assets and liabilities have not been provided as there are no temporary differences existed during the period and at the balance sheet date.

8.   STOCKHOLDERS'  EQUITY

     On incorporation, the shareholders of the Company contributed a total of Rmb5,000,000 (US$603,865) to the Company as registered capital. In addition to the contribution to registered capital, the Company's shareholders also contributed Rmbl8,110,284 (US$2,187,232) in value of fixed assets, inventories and mineral interest to the Company which is recorded as additional paid-in capital.


--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.   COMMITMENTS

     At the balance sheet date, the Company had capital expenditure commitments in respect of granite slabs production facilities contracted for, but not provided for, net of deposit paid, amounting to Rmb2,270,000 (US$274,155).

10.  RETIREMENT  PLAN  AND  POST-EMPLOYMENT  BENEFITS

     The Company has no retirement plan or post-employment benefits for its employees.

11.  RELATED  PARTY  TRANSACTIONS

     During the period, the Company had the following transactions with related parties.

     (1)  Related  party  transactions  during  the  period  are  as  follows:

          During the period, the Company acquired a mineral interest from one of its shareholders at a consideration of Rmb7,000,000 (US$845,410).

          As disclosed in note 8, the shareholders contributed certain assets to the Company in addition to the registered capital. Included in such assets is a mineral interest acquired from one of the Company's shareholders at a consideration of Rmb6,000,000 (US$724,638).

          One of the Company's bank accounts is in the name of one of its staff members, who holds the bank account in trust for the Company. Settlement received from customers of the Company during the period deposited into this bank account amounted to Rmb 19,010,000 (US$2,295,894). Payment for expenditures of the Company withdrawn from this bank account during the period amounted to Rmb 18,930,000 (US$2,286,232). The Company has a bank account opened in the name of the staff member because it is much easier to deposit and withdraw funds for an individual than a corporation in the PRC. This bank account is no longer in use and the Company intends to use its own bank account for funds deposits and withdrawals.

     (2)  Balances  with  related  parties  are  as  follows:

                                                         AS OF OCTOBER 31, 2003
                                                        ------------------------
                                                                Rmb          US$

          Due to a shareholder                            3,500,000      422,705
                                                        ===========  ===========

          The amount due to a shareholder represented the unsettled balance of acquisition of a mineral interest from this shareholder.

          The outstanding balance is unsecured, interest-free and is repayable by December 31, 2003.


--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12.  SEGMENT  INFORMATION

     The Company adopted SFAS No. 131 "Disclosures About Segments of an Enterprise and Related Information", in respect of its operating segments. The Company's reportable segments are granite mining (sale of granite blocks) and production of granite slabs. All of the Company's operating activities and customers are located in the PRC.

     These segments are managed separately because each business requires different technology and marketing strategies. The Company evaluates performance based on operating earnings of the respective business units. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The corporate assets primarily include cash and cash equivalents and deposits and other receivables. There were no significant inter-segment transactions during the period. In determining operating income/loss by reportable segment, general corporate expenses, other income and expense items of non-operating nature are not considered, as such items are not allocated to the Company's segments. Segment information for the period are as follows:

     (a)  Net  sales:

                                                  PERIOD FROM  JANUARY 9, 2003
                                                   (DATE OF INCORPORATION) TO
                                                        DECEMBER 31, 2003
                                                --------------------------------
                                                            Rmb              US$

          Granite mining                             18,774,247        2,267,421
          Production of granite slabs                 4,553,287          549,914
                                                ---------------  ---------------

                                                     23,327,534        2,817,335
                                                ===============  ===============

     (b)  Net Income:

                                                         Period from January 9, 2003
                                                         (date of incorporation) to
                                                              December 31, 2003
                                                    ----------------------------------
                                                                 Rmb               US$

         Granite mining                                   9,348,488         1,129,044
         Production of granite slabs                        981,823           118,578
                                                    ----------------  ----------------

                                                         10,330,311         1,247,622
                                                    ================  ================

         Reconciliation:
         Net income for reportable segments              10,330,311         1,247,622
         Unallocated corporate income and expenses       (3,839,291)         (463,683)
                                                    ----------------  ----------------

                                                          6,491,020           783,939
                                                    ================  ================


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                                  Page 14 of 17

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12.  SEGMENT  INFORMATION  (CONTINUED)

     (c)  Assets:

                                                         AS OF OCTOBER 31, 2003
                                                        ------------------------
                                                                Rmb          US$

         Granite mining                                  22,148,312    2,674,917
         Production of granite slabs                     10,085,337    1,218,036
                                                        -----------  -----------

                                                         32,233,649    3,892,953
                                                        ===========  ===========

         Reconciliation:
         Total assets for reportable segments            32,233,649    3,892,953
         Other corporate assets                           9,424,585    1,138,234
                                                        -----------  -----------

                                                         41,658,234    5,031,187
                                                        ===========  ===========

          All  of  the  Company's  identifiable  assets  are located in the PRC.

     (d)  Other  items:

                                                    Period from  January 9, 2003
                                                     (date of incorporation) to
                                                          December 31, 2003
                                                  --------------------------------
                                                              RMB              US$

          Depreciation of fixed assets:
          Granite mining                                  337,923           40,812
          Production of granite slabs                     168,782           20,384
          Unallocated corporate assets                    199,339           24,075
                                                  ---------------  ---------------

                                                          706,044           85,271
                                                  ===============  ===============

          Capital expenditures for fixed assets:
          Granite mining                                7,823,819          944,906
          Production of granite slabs                   5,747,244         694,1 12
          Unallocated corporate assets                  9,395,799        1,134,758
                                                  ---------------  ---------------

                                                       22,966,862        2,773,776
                                                  ===============  ===============

          Amortization of mineral interests:
          Granite mining                                  458,340           55,355
                                                  ===============  ===============


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                                  Page 15 of 17

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12.  SEGMENT  INFORMATION  (CONTINUED)

     (e)  Major  customers

          Major customers for the period which accounted for more than 10% of total revenues are as follows:

                                                     Period from January 9, 2003
                                                      (date of incorporation) to
                                                               December 31, 2003
                                               ---------------------------------

          Granite mining                          3 customers accounted for 10%,
                                                  11% and 14% of total revenues,
                                                                    respectively

          Production of granite slabs           1 customer accounted for 11 % of
                                                                  total revenues


13.  OPERATING  RISK

     (a)  Country  risk

          The Company's operations are conducted in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economies.

          The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

     (b)  Industry  risk

          The Company operates in business segments which requires the use of specialized facilities and technology. The Company relies heavily on such facilities and technology to maintain its production level. The cash flow and profitability of the Company's current operations are significantly affected by the market price of granite which are affected by numerous factors beyond the Company's control. As mentioned in Note 2 to the financial statements, the Company's mining rights are subject to renewals by the relevant governmental authority. Despite the Company has received written confirmation from the governmental authority, there is no guarantee that the Company will be granted the renewals.


--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


13.  OPERATING  RISK  (CONTINUED)

     (c)  Concentration  of  credit  risk

          As of October 31, 2003, four customers had accounts receivable balances representing 13%, 23%, 31% and 32% of total accounts receivable balance, respectively. No other customer had an accounts receivable balance that exceeded 10% of the total accounts receivable balance.

          The Company performs ongoing credit evaluation of each customer's financial condition. It maintains reserves for potential credit losses and such losses in the aggregate have not exceeded management's projections.


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                                  Page 17 of 17